1 DIGITALBRIDGE CORPORATE OVERVIEW N o v e m b e r 2 0 2 1

A LEADING GLOBAL DIGITAL INFRASTRUCTURE FIRM

DigitalBridge (NYSE: DBRG) is the only global-scale digital infrastructure firm investing across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure

DigitalBridge is the Infrastructure Partner to the Digital Economy

$40B
Digital Assets Under Management[1]

23
Digital Portfolio Companies

100
Digital Infrastructure Professionals

Investing Across the Digital Ecosystem

A unique investment strategy gives investors exposure to a portfolio of growing, resilient businesses enabling the next generation of mobile and internet connectivity



Edge Infrastructure
Fiber
Hyper-Converged Digital Infrastructure
Towers
Data Centers
Small Cells

DATA CENTERS
Play a vital role in computing, storing, and managing information

FIBER NETWORKS
The ultra-fast connective tissue binding networks together

TOWERS
Enable mobility and provide critical network coverage

EDGE INFRASTRUCTURE
Emerging connectivity demands at the edge of networks

SMALL CELL NETWORKS
Network densification and capacity in high demand areas

25+ years of experience - Largest Digital Infrastructure Investment Team

High Growth - Revenue and Earnings Profile Aligned With Secular Tailwinds

Converged Next Gen Networks - Built for Speed and Performance

(1) As of 9/30/21

DIGITALBRIDGE

2

3 TABLE OF CONTENTS Build the Next Great Digital Infrastructure Platform ONE OPPORTUNITY ONE MISSION Digital Infrastructure THE OVERVIEWSE CT IO N 1 THE FINANCIALSSE CT IO N 2 THE DETAILSSE CT IO N 3 Digital Investment Management Digital Operating TWO DIVISIONS Simple, High-Growth Business Digital Infrastructure Experts Powerful Secular Tailwinds THREE REASONS TO OWN

4 ONE OPPORTUNITY Digital Infrastructure

ONE
OPPORTUNITY

MASSIVE GLOBAL DEMAND FOR CONNECTIVITY

As the leading digital infrastructure investor-operator, DigitalBridge is levered to the powerful thematics driving significant investments in mobile and internet connectivity on a global basis

Traditional Approach "Old Infra" → **Secular Tailwinds Demand for More, Better, Faster Connectivity** → **DBRG is Building Next-Gen Networks to Serve an Increasingly Converged Digital Ecosystem**

Siloed

Towers | Data Centers | Fiber | Small Cells

Digital Transformation - Cloud
$1.3T on global data center Capex
On Demand and Fully-Scalable

5G - Mobile Capex
~$1.1T worldwide (2020-2025)

Artificial Intelligence
Hyper-automation powered by AI

Internet of Things (IoT)
>500 billion connected devices by 2030


Edge Infrastructure
Fiber
Hyper-Converged Digital Infrastructure
Towers
Data Centers
Small Cells

2G 3G 4G Coverage → Ultra-reliability and low-latency → User-To-User / Machine-To-Machine Future

DIGITALBRIDGE
5

6 TWO DIVISIONS Digital Investment Management Digital Operating

7 DIGITALBRIDGE BUSINESS PROFILE Operating Earnings from Balance Sheet Investments Investment Management Fees and Profits Participation Digital Investment Management Digital Operating Two business lines that both generate growing, predictable earnings backed by investment grade clients Bu si ne ss M od el Po rt fo lio Pr of ile Leading global digital infrastructure investment platform managing over $17B on behalf of institutional investors Bu si ne ss Pr of ile Direct ownership and control of REIT-qualified digital infrastructure businesses serving leading global technology and telecom companies TWO DIVISIONS

TWO
DIVISIONS

BUILT FOR THE ENTIRE DIGITAL INVESTMENT CYCLE

Unique DBRG architecture gives investors diversified exposure to the Digital Investment Cycle from high-return 'business-building' expertise in the Digital IM platform to stable, mature assets in Digital Operating...both generate growing, predictable earnings

Business Building – Growth Phase → Mature, Stabilized, Yield-Focused

	Digital Investment Management	Digital Operating	Common Characteristics
Investment Focus	▪ Business Building / Development ▪ Investor-Builder	▪ Mature Assets ▪ Owner/Operator	▪ Growing, Predictable Long-Term Contracted Cash Flows ▪ Inv. Grade counterparties
Return Profile	▪ Mid-Teens Target Across Portfolio ▪ Balanced Portfolio across Geographies and Verticals	▪ Target 8-12% Initial ROIC ▪ Organic Growth and Reinvestment Drive Returns Higher Over Time	▪ A Portfolio Approach with Diversification Benefits ▪ Distinct Mandates
DBRG Advantages	▪ Participate in business-building alpha generation but with steady, predictable management fees and earnings profile	▪ Enhanced economics from 3rd party co-invest fees/carry ▪ Reinvest Cash Flows in Continued Growth	▪ TOP MGMT TEAM in digital infra, 25+ years of experience ▪ Scalable, extensible corporate platform


Edge Infrastructure
Fiber
Towers
Hyper-Converged Digital Infrastructure
Data Centers
Small Cells

A full stack approach to capitalizing on the entire spectrum of digital infrastructure opportunities

DIGITALBRIDGE
8

9 THREE REASONS TO OWN

10 THE DBRG INVESTMENT CASE  The Demand- Global demand for More, Better, Faster connectivity is driving digital infrastructure investment and DBRG is well positioned for key emerging digital thematics: edge, convergence  The Supply– DBRG’s investment management platform is the Partner of Choice as the world’s leading institutional investors increasingly allocate capital to this growing, resilient asset class  Investor-Operator - The premier business-builder in digital infrastructure; over 25 years investing and operating digital assets; 100s of years of cumulative experience managing investor capital and operating active infrastructure.  Investing Across A Converging Digital Ecosystem - Only global REIT to own, manage, and operate across the entire digital ecosystem with a flexible investment framework built to capitalize on evolving networks. Deep relationship networks drive proprietary sourcing  Entering ‘Phase II: The Acceleration’ – DBRG mgmt. completed the 'diversified to digital' transition ahead of schedule and has significant capital to deploy into an earnings-driven framework  High-Growth Secular Winner – Two high-growth business lines poised to continue strong momentum, with a clear roadmap to DBRG’s converged vision At the Intersection of Supply & Demand Powerful Secular Tailwinds Executing a Unique Converged Strategy Digital Infrastructure Experts Entering the Next Phase of Growth Simple, High Growth Model THREE REASONS TO OWN

11 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

12 THE DEMAND: MORE, BETTER, FASTER CONNECTIVITY Global demand for connectivity is driving the need for significant, persistent investment in digital infrastructure Exponential Growth in Data Traffic global capex investment of >$400B Annually to meet digital infrastructure demand $300 $250 $200 $150 $100 $50 $0 2021 2022 2023 2024 2025 2026 Global Data Center Capex Cumulative Global Hyperscale + Non Hyperscale CapEx (billion) $101 $152 $95 $142 $89 $133$124 $83 $116 $77 $110 $73 Global Hyperscale Global Non Hyperscale Source: Credit Suisse, Dell´Oro $0.9T $1.3T $145 $17 $157 $182 $56 $39 $285 $18 $54 $12 $18 $30 $31 $23 $12 $30 Source: GSMA The Global Mobile Economy 2021 North America Greater China EuropeAsia Pacific Latin America MENA Sub-Saharan Africa CIS 5G Capex Non-5G Capex Global Mobile Capex CapEx 2021–2025 (billion) $300 $250 $200 $150 $100 $50 Significant, Growing TAM Source: Ericsson Mobility 2021 Report Global Mobile Network Data Traffic (EB per month) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 0 50 100 150 200 250 300 Fixed Wireless (3G/4G/5G) Mobile Data (5G) Mobile Data (2G/3G/4G) 5x in Next 5 Years More COMPUTE and PIPES are required THREE REASONS TO OWN Powerful Secular Tailwinds

THE SUPPLY: DIGITALBRIDGE IS THE PARTNER OF CHOICE

THREE
REASONS TO OWN
Powerful Secular Tailwinds

DBRG's investment management platform is the partner of choice as the world's leading institutional investors increasingly allocate capital to this growing, resilient asset class

Return Needs Not Met Through Traditional Assets » **Alternatives Are Already Exhibiting Steady Growth...** » **We Are Growing Faster Than The Industry**

"Paradigm shift": institutional investors raise allocations to alternatives


State Pension Plan Return Targets
Median Assumed Rate of Return
Aaa Corporate Bond Yield¹
9%
8%
7%
6%
5%
4%
3%
2%
1%

1. Moody's Seasoned Aaa Corporate Bond Yield

ALTERNATIVES AUM


$11.8T
CAGR
10%
$4.06T
2010
2021

Source: Preqin

DIGITAL FEEUM


DIGITALBRIDGE
$17B
CAGR
+65%
$6.8B
Wallet
Share
0.14%
2019
2021

Note: DigitalBridge's definition of FEEUM is different from Preqin's definition of AUM, and therefore the two may not be directly comparable.

DIGITALBRIDGE
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14 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

15 THE DIGITAL INFRASTRUCTURE EXPERTS THREE REASONS TO OWN Digital Infrastructure Experts The DigitalBridge team has a 25+ year track record of successfully building businesses in the digital infrastructure sector. Deep specialization creates durable competitive advantages that generate alpha for our portfolio companies and investors OPERATIONAL EXPERTISE SECTOR FOCUS PLATFORM CREATION CUSTOMER CENTRIC  Senior Leadership team has deep operational expertise across the full spectrum of Digital Infrastructure  Bench consists of global industry leaders  Sector specific focus provides clear differentiation from other alternative asset managers  Provides unique ability to source proprietary capital deployment opportunities  Proven ability to create value at scale, combining access to capital with top industry management  Unique ability to buy and/or build across market cycles  Portfolio company operating model focused on delivering for customers  Differentiate from competition through speed and flexibility Unparalleled Sector Expertise Track Record of Value Creation Differentiated Investment Opportunities

THREE
REASONS TO OWN
Digital Infrastructure Experts

EXPERIENCED TEAM DEDICATED TO DIGITAL INFRA

ACTIVE INFRASTRUCTURE SPECIALISTS

EXECUTIVE LEADERSHIP


Marc Ganzi
President and Chief Executive Officer


Jacky Wu
Chief Financial Officer


Ben Jenkins
CIO, Digital Investment Management

DIGITAL INVESTMENT & ASSET MANAGEMENT TEAM

BOCA RATON


Jon Mauck
Senior Managing Director
DATA CENTER LEAD


Steven Sonnenstein
Senior Managing Director
TOWER LEAD


Liam Stewart
Managing Director & Chief Operating Officer


Jeff Ginsberg
Managing Director & CAO


Leslie Golden
Managing Director


Warren Roll
Managing Director
FIBER & SMALL CELL LEAD


Geneviève Maltais-Boisvert
Principal

NEW YORK


Kevin Smithen
Chief Commercial & Strategy Officer


Tom Yanagi
Managing Director


Peter Hopper
Managing Director


Dean Criares
Managing Director Digital Credit


Geoff Goldschein
Managing Director, General Counsel


Sadiq Malik
Managing Director


Scott McBride
Principal


Hayden Boucher
Principal

LONDON


Matt Evans
Managing Director, Head of Europe


James Burke
Principal


Manjari Govada
Principal

SINGAPORE


Justin Chang
Managing Director Head of Asia


Wilson Chung
Principal

OPERATIONS, IT, FINANCE & COMPLIANCE


Donna L. Hansen
Chief Admin Officer & Global Head of Tax


Sonia Kim
Chief Accounting Officer


Kay Papantoniou
Managing Director, Global Head of HR


Ron Sanders
Chief Legal Officer & Secretary


Leon Schwartzman
Managing Director, Chief Risk and Compliance Officer


Mark Serwinowski
Managing Director, Chief Information Officer


Kristen Whealon
Chief Compliance Officer


Severin White
Head of Public Investor Relations


Matty Yohannan
Chief of Staff

GLOBAL INDUSTRY LEADERS & LOCAL EXPERTS

DATA CENTER TEAM

NORTH AMERICA

Sureel Choksi
Senior Advisor
Board Member of Zayo & Scala; President and CEO of Vantage

Brokaw Price
Operating Partner

Raul Martynek
Senior Advisor
CEO of DataBank

SOUTH AMERICA

Marcos Peigo
Senior Advisor
CEO of Scala Data Centers

GLOBAL

Michael Foust
Senior Advisor
Chairman of Databank & Vantage

EUROPE

Josh Joshi
Operating Partner
Chairman of AtlasEdge

Giuliano Di Vitantonio
Operating Partner
CEO of AtlasEdge

ASIA

Giles Proctor
Senior Advisor
President of Vantage APAC

TOWER TEAM

NORTH AMERICA

Alex Gellman
Senior Advisor
Board Member of Highline and FreshWave; CEO of Vertical Bridge

EUROPE

Graham Payne
Senior Advisor
Executive Chairman of Freshwave

SOUTH AMERICA

Daniel Seiner
Senior Advisor
CEO of Andean Telecom Partners

Jose Sola
Senior Advisor
CEO of Mexico Tower Partners

Fernando Viotti
Senior Advisor
CEO of Highline

Michael Bucey
Operating Partner

FIBER & SMALL CELLS TEAM

NORTH AMERICA

Michael Finley
Operating Partner
CEO of Boingo

Richard Coyle
Operating Partner
Interim CEO of ExteNet Systems

Steve Smith
Senior Advisor
CEO of Zayo Group

David Pistacchio
Operating Partner
Chairman of Beanfield; Board Member of Aptum and Zayo

SOUTH AMERICA

Dan Armstrong
Senior Advisor
CEO and Board Member of Beanfield Technologies

Murray Case
Operating Partner
Chairman of Scala Data Centers

DIGITALBRIDGE
16

THREE
REASONS TO OWN
Digital Infrastructure Experts

WHY DOES A CONVERGED STRATEGY MATTER?

DigitalBridge forges deeper relationships with customers through a structural 'at-bats' advantage that leads to proprietary deals and the ability to offer 'converged solutions' vs. components

DigitalBridge's flexible capital allocation strategy is built to 'follow the logos' as networks evolve, aligning investor exposures with the best opportunities over time

DEEPER RELATIONSHIPS

MICRO


DIGITALBRIDGE
Fiber
Data Centers
Small Cells
Towers
Edge
Digital Infra Ecosystem
CUSTOMER
Siloed approach digital peers
VS
Silo
Customer
1 Touchpoint

5x Touchpoints = Deeper Relationships compared to siloed-approach peers

FLEXIBILITY

MACRO

Built for change: DBRG flexible capital allocation evolves alongside the digital infra ecosystem


2G/3G/4G
Relative contribution and relevance of verticals shifts as use cases change
Edge
Towers
Small Cells
AI
5G/IOT
Fiber
Data Centers
Today
Tomorrow
Connectivity Spectrum: Demand Grows and Use Case Complexity Increases

DIGITALBRIDGE
17

18 THREE REASONS TO OWN 1 2 3 Powerful Secular Tailwinds Digital Infrastructure Experts Simple, High-Growth Business

19 $170M $230M $300M $100M $140M $200M $84M $165M $180M $240M $33M $95M $110M $140M 2020 2021E 2023E 2025E $140M $500M $600M $60M $225M $275M $54M $130M $400M $500M $23M $55M $175M $225M 2020 2021E 2023E 2025E Digital IM revenue and Fee Related Earnings (FRE) projected to continue growth as DBRG expands the magnitude and scope of its investment products – Full Stack Digital Infra Manager Significant growth to 2023 targets achieved through  Re-deployment of $1.5B in capital from legacy monetizations  Organic growth and bolt-on acquisitions at existing platforms Digital Operating Revenue (1) CAGR growth calculated based on mid-point estimates on FRE and Operating EBITDA Digital IM Fee Revenue Digital IM FRE Digital Operating EBITDA TWO EARNINGS STREAMS GENERATING STRONG GROWTH Digital Investment Management Digital Operating RA N G E RA N G E RA N GE RA N GE RA N GE RA N GE RA N G E RA N G E 13% CAGR(1) +2x YoY 15% CAGR (1) +1.5x YoY 87% CAGR (1) 44% CAGR (1) CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST DBRG SHARE 100% ATTRIBUTABLE TO DBRG

20Strictly Private and Confidential ONE MISSION Build the Next Great Digital Infrastructure Platform

DBRG STRATEGIC ROADMAP…NOW ENTERING STAGE II

With the transition complete, DBRG is set to 'play offense', focused on driving continued growth in Digital IM platform through new offerings and The Acceleration of Digital Operating earnings from balance sheet redeployment into digital

Stage I
The Transition *(2019-2021)*

YOU ARE HERE

Stage II
The Acceleration *(2021-2023)*

PROMISES MADE – PROMISES KEPT

SOLD(1)

Hospitality Real Estate	Industrial Real Estate
Healthcare Real Estate	BrightSpire Management
Other Equity and Debt	Legacy Invest. Management

Digital Firepower

$2B Capital

Investment Management

2021 FRE
$95-100M

Grow FEEUM via new offerings

FEEUM

2023 FRE
$110-140M

Flagship
Broader/Deeper Offerings

- Identify new platform opportunities that benefit from DBRG platform
- Invest in existing portfolio to build value

Digital Operating

2021 Adjusted EBITDA
$55-60M

Deploy Balance Sheet Capital

2023 Adjusted EBITDA
$175-225M

Capital Deployment Into Stable Mature Yield-focused Assets

1. Support existing Data Center platforms
   - Vantage SDC/DataBank
2. Developed Market Cell Tower Assets
3. Develop Market Wholesale/Dark Fiber Assets

DIGITALBRIDGE
(1) Other Equity and Debt & Healthcare segments are currently under contract and expected to close 4Q21 and 1Q22, respectively
21

DBRG STRATEGIC ROADMAP...THE FLYWHEEL EFFECT

ONE MISSION
Build the Next Great Digital Infrastructure Platform

The "Flywheel" stage serves the long-term vision for the company as a serial compounder of value...
The dominant player in a secular growth sector managed by the leading management team in the space

Stage III
The Flywheel *(2023+)*

Capitalize on Digital Transformation, 5G and future network cycles with a sustainable reinforcing edge



Serial Value Compounder
High ROIC capital formation in Digital IM
Broader, deeper base of capital
Digital Operating: Core organic growth in mid/high single digits
Operating leverage from DBRG platform
Reinvest Earnings/Cash Flows into DBRG Algorithm
Growth capex, strategic M&A
DIGITALBRIDGE

CORE DIGITAL[1] FINANCIAL PROFILE
(Pro Rata)

- Industry Leading Top Line and Bottom-Line Growth
- Powerful Hybrid Business Model
- High Margins



Revenues
Adjusted EBITDA
$125
$51
2020A
$260
$250
$130
$120
2021E
$590
$520
RANGE
$320
$250
RANGE
2023 Target
$800
$660
RANGE
$410
$320
RANGE
2025 Target

Average Peer Trading Multiples[2]



Multiple of EBITDA
27.6x
Digital Infra Peers
Multiple of AFFO
28.7x
Digital Infra Peers
Multiple of Distributable Earnings
25.8x
Alt Asset Managers

Digital Infra Peers: AMT, CCI, SBAC, EQIX, DLR, COR **Alt Asset Peers:** BX, APO, CG, KKR, EQT, ARES

(1) Includes Digital Operating and Digital Investment Management segments. Excludes Corporate and Other segment.
(2) Sources: Bloomberg, Credit Suisse, Barclays, KBW

DIGITALBRIDGE
22

23 2 THE FINANCIALS

SUMMARY FINANCIAL OVERVIEW

DigitalBridge revenue and earnings growth in core digital segments has been rapid over the past two years driven by:

- Strong capital formation momentum in Digital IM
- Growth in Digital Operating driven by new acquisitions and organic growth

Beginning in 3Q21, DBRG is introducing AFFO as a key measure:

- During 3Q21, AFFO was $0.7M net of maintenance capital expenditures of $1.3M, which was above our anticipated normalized spend expected to average less than 3% of Monthly Recurring Revenue ("MRR")

TOTAL COMPANY DIGITALBRIDGE	3Q20	2Q21	3Q21	Y/Y%
Consolidated Revenues	$123.0	$237.2	$252.2	+105%
DBRG OP Share of Revenues	*$33.6*	*$66.7*	*$73.6*	*+119%*
Adjusted EBITDA (DBRG OP Share)	$(5.5)	$15.4	$17.6	N/M
CFFO	($30.7)	($4.8)	$2.0	N/M
Per Share	*($0.06)*	*($0.01)*	*$0.00*	N/M
Net Income (DBRG Shareholder)	($205.8)	($141.3)	$41.0	N/M
Per Share	*($0.44)*	*($0.29)*	*$0.08*	N/M
Digital AUM ($B)	$23.3	$34.9	$37.8	+63%
DIGITAL INVESTMENT MANAGEMENT (IM)				
Consolidated Revenues	$20.4	$46.9	$53.8	+164%
DBRG OP Share of Revenues	*$14.1*	*$33.4*	*$37.0*	*+163%*
DBRG OP Share of FRE	*$6.3*	*$17.4*	*$20.7*	*+229%*
DIGITAL OPERATING				
Consolidated Revenues	$98.5	$189.1	$195.0	+98%
DBRG OP Share of Revenues	*$15.6*	*$32.6*	*$33.8*	*+116%*
DBRG OP Share of Adjusted EBITDA	*$6.9*	*$13.8*	*$13.6*	*+97%*

DIGITALBRIDGE NOTE: All $ in millions except per share & AUM

24

25 $76M $79M $85M $100M $124M $137M $155M $40M $38M $40M $41M $62M $70M $79M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Annualized Revenue Annualized FRE $36M $34M $62M $84M $131M $131M $138M $13M $13M $28M $39M $56M $55M $56M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Annualized Revenue Annualized EBITDA STABILIZED GROWTH Digital IM and Digital Operating divisions have continued to grow consistently with ‘lower left to upper right trajectory’ Driven primarily by strong fundraising in the DCP and Co-Investment vehicles, annualized revenue in the IM segment has grown consistently since 1Q20 Continued strong bookings and low churn offset by unfavorable power margin due to unusual short term weather conditions. CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST EXCLUDES 1X ITEMS DBRG Pro-Rata 100% ATTRIBUTABLE TO DBRG Investment Management Digital Operating 1 (1) 3Q21 Digital Operating results includes annualized impact of CA22 acquisition, completed in September 2021

DBRG FINANCIAL PROFILE

Financial Snapshot – DBRG Share

$40B+
Digital AUM (PF)[1]

$17B
Digital FEEUM

$6.1B
Total Assets

$1.4B
Total Debt

Other Assets

GP Interest in DCP I and II (at net carrying value)	$174M
Other Digital Investments (investments in digital investment vehicles and seed investments)	$166M

Pro Forma Digital Firepower

Corporate Cash @ 9/30/21	$574M
OED sale to Fortress (Other Equity & Debt, est. 4Q21)	$535M
BrightSpire (NYSE:BRSP 35M Shares @ $9.50)	$350M
Wellness Infra Sale (net of $90M seller note, est. 1Q22)	$226M
VFN Availability 'Corporate revolver'	$200M
Remaining OED Monetize in 2022	~$100M
Total	**~$2,000M**

Pro Forma Capitalization

		Blended Avg. Cost
Investment Level Debt	**$588M**	**3.1%**
Corporate Debt		
Converts - 2023	$200M	5.00%
Converts – 2025[2]	$256M	5.75%
Securitized Notes	$300M	3.93%
Total Corporate Debt	**$756M**	**4.8%**
Preferred Stock[3]	**$884M**	**7.13%**
Common Stock[2]	**568M shares**	

(1) In October 2021, funds affiliated with the Company's investment management platform acquired a controlling stake in Vertical Bridge Holdings, LLC, resulting in a net increase of approximately $2 billion to AUM over 3Q21 AUM of $38B.
(2) In October 2021, DBRG pursuant to a privately negotiated exchange agreement, exchanged $44 million of the outstanding principal of the 5.75% exchangeable notes into 20 million shares of the Company's class A common stock.
(3) In November 2021, the Company will redeem 2,560,000 shares, representing approximately 22.3% of the 11,500,000 issued and outstanding shares of 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock with a total liquidation preference of $64 million

DIGITALBRIDGE
26

DIGITAL INVESTMENT MANAGEMENT ALGORITHM



AVG. FEEUM
(avg. of beginning and ending #s)
$9B
$15B
TBD
2020
2021E
2023T
SPV
Coinvest
DCPI
DCPII
Future



REVENUE
$250M
$200M
$150M
$100M
$50M
$0M
bps
90-100
$84M
$170M
$165M
$230M
$180M
RANGE
2020
2021E
2023T



FRE/Adjusted EBITDA
$250M
$200M
$150M
$100M
$50M
$0M
Margin
55% to 60%+
$33M
$100M
$95M
$140M
$110M
2020
2021E
2023T

Figures do not include Performance Fees

Revenue algorithm	FEEUM	✖	Average Investment Management Fee of 90-100bps	= Revenue
FRE/EBITDA algorithm	Revenue	✖	55-60%+ margin	= Fee-Related Earnings / EBITDA

DIGITALBRIDGE
27

28 DIGITAL OPERATING ALGORITHM… EASY AS 1-2-3 $55M-$60M 2021 Guidance Core Organic Growth Tuck-In M&A New Platforms, M&A 2023 Guidance 4-6% YoY 2-3% YoY $175M-$225M Deploy $1.5B Dry Powder 3 1 2 3 Incremental EBITDA Algorithm For Illustrative Purposes Only Core Organic Growth  Annual Core Organic Growth 4% to 6%  Annual Contracted Escalation Rates 2% to 3% Tuck-In Mergers and Acquisitions / Inorganic  60% Levered Free Cash Flow reinvested  20x Site CF multiples  2.5% Incremental Cost of Debt (primarily ABS) $1.5B Dry Powder $150M Incremental EBITDA 1 2 ~20x Avg Acquisition Multiple $3.0B Firepower Acquisition Debt @ 50% LTV Digital Operating earnings driven by three key drivers, notably the deployment of $1.5B+ into high quality digital infrastructure assets over next two years

29 3 THE DETAILS

30 35% 35% 20% 10% DIGITAL IM GROWTH PROFILE Long-term contracted fee streams drive stable, predictable earnings that compound over time, similar in nature to our Digital Operating assets EQUITY FUNDS LAUNCH DATE FEEUM Avg. Mgmt Fee SPV 2013 $2.2B 0.8% DCP I 2018 $3.0B 1.1% DCP II 2020 $7.8B 1.1% Co-invest $3.7B 0.5% NEW STRATEGIES Digital Liquid $0.5B 0.5% BUILDING BALANCED PORTFOLIOS Illustrative Target Portfolio Construction Asia 30% 30% 30% 10% Geographic North America Europe Rest of World Asset Class Towers Fiber Data Centers Small Cells ..with the flexibility to evolve with opportunities over time Note: Individual components of graph are not to scale (1) Includes ~$1.2B raised subsequent to 9/30/21 •Former the original base for growth $8.1B passed ($6B) 2019 2021 Digital Bridge Holdings (DBH) DCP II Q2 Co-Invest Q3 DCP I 1Q AHEAD OF SCHEDULE $17B 2021 Y/E TARGET Credit Liquid NEW STRATEGIES IM F EE UM $4B+ 30%+ YoY •5 original separately capitalized companies Actively deploying An important commitment to our investors Flagship equity fund $17.2B+(1)

DIGITAL OPERATING PROFILE

Digital Operating segment comprised of stakes in two data center businesses: DataBank and Vantage SDC

- Segment focused on growing exposure to mature, yield-focused digital infrastructure assets with stable growth profile and positive cash flows
- DBRG maintains management control as investment sponsor, consolidates financials
- DBRG balance sheet capital invested alongside 3rd party co-invest capital generating fees and carry, amplifying core investment returns.

VANTAGE DATA CENTERS SDC



Overview	North American portfolio of stabilized hyperscale data centers
Portfolio	13 data centers / 4 hyperscale markets
Profile	Yield-focused, stabilized (90% + utilization) data centers with long-term contracts and investment-grade hyperscale customers
DBRG Growth Strategy	**M&A of Stabilized Assets** - Support continued growth primarily through acquisition and integration of stabilized hyperscale data centers
Initial Acquisition Value	~$3.7B Initial Acquisition Value
Investment	$200 million balance sheet investment, Jul/Oct 2020
Ownership	'Minority Control' structure; 13% interest

DATABANK



Overview	Premier edge/colocation data center platform with nationwide US footprint
Portfolio	64 data centers / 29 edge markets served
Profile	Nationwide footprint with continued growth driven by enterprise customer demand as data gravitates to the Edge
DBRG Growth Strategy	**New Build + M&A** - support 'new build' strategy driven by customer demand and strategic M&A to build out 'edge' opportunity
Initial Acquisition Value	~$3.0B Initial Acquisition Value
Investment	$334 million balance sheet investment, Dec 2019/Dec 2020
Ownership	'Minority Control' structure; 20% interest

DIGITALBRIDGE

31

DIGITALBRIDGE – INVESTING ON A GLOBAL SCALE

Leading digital infrastructure investment firm with operating expertise and global presence - $40B in assets and growing rapidly aptum
Canada, U.S. and U.K.
VANTAGE DATA CENTERS NORTH AMERICA
North America
beanfield METROCONNECT
Canada
zayo
North America, Europe
FreshWave Group
U.K.
DIGITA
Finland
extenet SYSTEMS
United States
verticalbridge
United States
DATA BANK
United States
AtlasEdge
Europe
VANTAGE TOWERS
Europe
LANDMARK DIVIDEND
United States
VANTAGE DATA CENTERS
United States
boingo
North America
VANTAGE DATA CENTERS EUROPE
Europe
Wildstone
U.K.
VANTAGE DATA CENTERS APAC
Asia
edgepoint infrastructure
Asia
mtp
Mexico
HIGHLINE
Brazil
atp
Colombia, Peru, Chile
SCALA
Brazil, Chile, Colombia, Mexico
DIGITALBRIDGE
Boca Raton, Florida (HQ)
New York
Los Angeles
London
Singapore

LEADING GLOBAL PORTFOLIO

TOWERS

- Largest private tower company in the U.S, Vertical Bridge
- 8 tower companies globally

DATA CENTERS

- Vantage Data Centers - fastest-growing private hyperscale data center platform globally
- DataBank - the widest geographic edge coverage in the US, 60 facilities in 25 metros

FIBER

- Largest private fiber footprint in the U.S. and Europe

EDGE INFRASTRUCTURE

- Launched first European Edge Infrastructure Platform in partnership with Liberty Global

GLOBAL FOOTPRINT

- ~30,000 active tower assets
- 95,000+ small cell nodes
- 100+ data centers
- fiber network of 135,000+ route miles
- 400 edge facilities

DIGITALBRIDGE

32

DIGITALBRIDGE UNIVERSE: WHAT WE'VE BUILT...SO FAR

Between the balance sheet and investment management, we have assembled a diverse global portfolio of digital infrastructure assets equating to +$40B in AUM

				INVESTMENT MANAGEMENT			DIGITAL OPERATING[1]
				DBH Legacy Cos.	DCP I/DCP II[1]	Co-Invest Capital	DBRG Balance Sheet
				Mgmt. Fees	Mgmt. Fees & Carried Interest	Mgmt. Fees & Carried Interest	Investment Earnings
MEXICO TOWER PARTNERS	2013	~3,000 active sites, ~5,700 total sites[2]	Tower	●			
EXTENET SYSTEMS	2015	~36,000 nodes[3], ~420 networks[3], ~3,600 route miles fiber[3]	Small Cell	●			
ANDEAN TELECOM PARTNERS	2016/2017	~3,000 active sites, ~39,000 total sites[2]	Tower	●	●		
DATABANK	2016/2020	64 data centers	Edge Infrastructure	●		●	●
VANTAGE (SDC)	2017/2020	13 stabilized data centers (separated in 2020)	Data Center	●		●	●
VANTAGE DATA CENTERS	2017	3 operating data centers; 8 data centers currently under dev.	Data Center	●			
FRESHWAVE GROUP	2018	~5,000 nodes ~5,000 total sites[4], ~150 networks[4]	Small Cell		●		
DIGITA OY	2018	~300 active sites, ~2,400 total sites[2]	Tower		●		
APTUM TECHNOLOGIES	2019	6 data centers	Data Center		●		
BEANFIELD METROCONNECT	2019	~3,000 on-net locations, ~2,400 route miles	Fiber		●		
HIGHLINE DO BRASIL	2019	~4,700 active sites, ~5,600 total sites[2],[3]	Tower		●	●	
WILDSTONE	2020	~2,000 active sites	Digital Real Estate		●		
ZAYO GROUP HOLDINGS	2020	133,000+ route miles, 400 markets served	Fiber		●	●	
VANTAGE DATA CENTERS (EUROPE)	2020	7 operating data centers; 5 currently under dev.	Data Center		●	●	
SCALA DATA CENTERS	2020	4 operating hyperscale data centers; 2 currently under dev.	Data Center		●	●	
LANDMARK DIVIDEND	2021	5,000+ assets managed	Digital Real Estate		●		
VANTAGE TOWERS	2021	82,000 towers (minority stake)	Tower		●		
EDGEPOINT INFRASTRUCTURE	2021	~10,000 active sites	Tower		●		
ATLASEDGE DATA CENTRES	2021	100+ owned edge sites	Edge Infrastructure		●		
BOINGO WIRELESS	2021	75+ DAS venues live with 50,000+ DAS nodes	Small Cell		●		
VANTAGE DATA CENTERS (APAC)	2021	5 market launched and acquisitions pending	Data Center		●		
VERTICALBRIDGE	2014/2021	~8,000 active sites, ~310,000 total sites[2]	Tower		●	●	

CAPITAL SOURCE

EARNINGS STREAM

Notes: All figures as of 9/30/2021
(1) DBRG balance sheet has a combined exposure to DCP I and DCP II of $245M of which $94M has been funded as of February 2021; (2) "Active sites" represents owned and other revenue generating sites, while "total sites" includes other sites on which the company has marketing/management rights; for Digita, "total sites" includes certain micro data centers and IoT sites; for Wildstone, "active sites" represents the number of revenue generating panels; (3) Includes contracted and in construction ("CIC") networks; (4) Includes BBNB (contracted) sites and other active near-term pipeline opportunities.

DIGITALBRIDGE

33

34 WE ARE ACTIVELY BUILDING WORLDWIDE EUROPE ASIA NORTH AMERICA LATAM

35 Towers Small Cells Fiber Data Centers Edge Infrastructure Hyper-Converged Digital Infrastructure DigitalBridge (NYSE: DBRG) is the leading global digital infrastructure investor, managing and operating assets across five key verticals: data centers, cell towers, fiber networks, small cells, and edge infrastructure DigitalBridge is the infrastructure partner to the Digital Economy

NON-GAAP RECONCILIATIONS

($ in thousands)	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20
Digital IM net income (loss)	$ 39,272	$ 15,786	$ 7,663	$ 2,702	$ 3,539	$ 2,424	$ 2,529
Adjustments:							
Interest income	2,250	-	(1)	(1)	(2)	-	(30)
Investment and servicing expense	-	-	32	204	-	-	-
Depreciation and amortization	8,242	6,298	8,912	6,421	10,259	6,605	6,603
Compensation expense—equity-based	4,673	1,837	1,533	655	189	682	589
Compensation expense—carried interest and incentive	31,736	8,266	(33)	994	912	-	
Administrative expenses—straight-line rent	74	50	(2)	(1)	14	16	16
Administrative expenses—placement agent fee	3,069	6,959	59	1,202	-	-	-
Incentive/performance fee income	(1,313)	(4,489)	-	-	-	-	-
Equity method (earnings) losses	(59,196)	(11,203)	195	(6,744)	(6,134)	(277)	(3)
Other (gain) loss, net	(461)	(119)	(165)	(102)	(32)	8	(47)
Income tax (benefit) expense	3,089	2,236	7	(757)	144	(151)	393
Digital IM FRE / Adjusted EBITDA	**$ 31,435**	**$ 25,621**	**$ 18,200**	**$ 4,573**	**$ 8,889**	**$ 9,307**	**$ 10,050**
DBRG OP share of Digital IM FRE / Adjusted EBITDA	**$ 20,736**	**$ 17,449**	**$ 11,645**	**$ 2,051**	**$ 6,306**	**$ 9,307**	**$ 10,050**

	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20
Digital Operating net income (loss) from continuing operations	(71,822)	(10,850)	(64,260)	(53,591)	(38,795)	(21,262)	(18,415)
Adjustments:							
Interest expense	29,839	29,272	31,133	41,815	18,589	8,170	9,402
Income tax (benefit) expense	1,922	(66,788)	(12,268)	(6,967)	(6,091)	(2,673)	(5,730)
Depreciation and amortization	120,458	126,227	122,220	78,554	73,032	28,571	30,031
EBITDAre:	$ 80,397	$ 77,861	$ 76,825	$ 59,811	$ 46,735	$ 12,806	$ 15,288
Straight-line rent expenses and amortization of above- and below-market lease intangibles	482	(98)	(399)	(2,607)	(2,106)	1,837	(338)
Compensation expense—equity-based	308	308	308	728	148	296	-
Installation services	(4,058)	576	880	429	(65)	493	289
Transaction, restructuring & integration costs	4,042	2,999	4,670	1,155	420	1,021	748
Other gain/loss, net	(285)	349	-	200	46	-	-
Digital Operating Adjusted EBITDA	**$ 80,886**	**$ 81,995**	**$ 82,284**	**$ 59,716**	**$ 45,178**	**$ 16,453**	**$ 15,987**
DBRG OP share of Digital Operating Adjusted EBITDA	**$ 13,637**	**$ 13,776**	**$ 13,948**	**$ 9,620**	**$ 6,914**	**$ 3,294**	**$ 3,200**

DIGITALBRIDGE
36

37 NON-GAAP RECONCILIATIONS ($ in thousands) 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Net income (loss) attributable to common stockholders $ 41,036 $ (141,260) $ (264,806) $ (140,575) $ (205,784) $ (2,042,790) $ (361,633) Net income (loss) attributable to noncontrolling common interests in Operating Company 4,311 (14,980) (27,896) (15,411) (22,651) (225,057) (39,601) Net income ( loss) attributable to common interests in Operating Company and 45,347 (156,240) (292,702) (155,986) (228,435) (2 ,267,847) (401,234) Adjustments for FFO: Real estate depreciation and amortization 126,494 150,458 184,762 136,245 162,705 131,722 130,523 Impairment of real estate (8,210) 242,903 106,077 31,365 142,767 1,474,262 308,268 Gain from sales of real estate (514) (2,969) (38,102) (26,566) (12,332) 4,919 (7,933) Less: Adjustments attributable to noncontrolling interests in investment entities (95,512) (162,021) (188,496) (79,874) (146,905) (329,601) (82,329) FFO $ 67,605 $ 72,131 $ (228,461) $ (94,816) $ (82,200) $ (986,545) $ (52,705) Additional adjustments for Core FFO: Adjustment to BRSP cash dividend 9,478 (40,165) 55,648 (22,999) (18,207) 328,222 (86,213) Equity-based compensation expense 9,038 11,642 19,299 8,288 7,879 10,152 8,732 Straight-line rent revenue and expense (1,925) (2,309) 17,225 (6,403) (6,281) (5,240) (2,025) Amortization of acquired above- and below-market lease values, net (172) (1,498) 6,005 (1,229) (1,440) (531) (3,519) Debt prepayment penalties and amortization of deferred financing costs and debt premiums and 7,651 10,196 45,627 25,034 4,296 10,080 15,049 Non-real estate fixed asset depreciation, amortization and impairment 13,616 19,996 20,563 4,885 12,754 13,390 13,253 Restructuring and transaction-related charges 19,501 5,174 34,482 21,887 13,044 8,864 15,568 Non-real estate (gains) losses, excluding realized gains or losses within the Digital Other segment 11,319 (151,773) 267,812 193,948 84,995 740,038 85,124 Net unrealized carried interest (27,953) (6,485) 189 (5,734) (5,170) 801 9,230 Preferred share redemption (gain) loss 2,865 - - - - - - Deferred taxes and tax effect on certain of the foregoing adjustments 1,663 (42,536) (17,657) (8,764) (7,917) (3,092) (6,062) Less: Adjustments attributable to noncontrolling interests in investment entities 12,438 146,687 (218,328) (143,262) (38,042) (182,607) 3,017 Less: Core FFO from discontinued operations (123,075) (25,874) (12,391) 4,025 5,579 37,218 (31,128) Core FFO $ 2 ,049 $ (4 ,814) $ (9 ,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) ($ in thousands) 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Core FFO $ 2,049 $ (4,814) $ (9,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) Less: Earnings of equity method investments (5,784) (6,216) (4,440) - - - (13,320) Plus: Preferred dividends 17,456 18,516 18,516 18,516 18,516 18,516 19,474 Plus: Core interest expense 14,160 11,834 12,387 11,972 12,234 12,625 10,393 Plus: Core tax expense (12,638) (8,224) (5,613) (9,974) (5,310) (6,536) 555 Plus: Non pro-rata allocation of income (loss) to NCI 231 223 201 201 (751) - - Plus: Placement fees 2,102 4,767 40 823 - - - Less: Net realized carried interest, incentive fees, and other adjustments to Fee Related Earnings (7) (1,565) 11 140 248 (549) (173) Plus: Digital Operating installation services, transaction, investment and servicing costs 53 856 1,423 1,018 254 (42) 162 Adjusted EBITDA (DBRG OP Share) $ 17,622 $ 15,377 $ 12,538 $ (2 ,444) $ (5 ,519) $ (5 ,236) $ (14,588)

38 DISCLAIMER This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements related to our digital transformation. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the duration and severity of the current novel coronavirus (COVID-19) pandemic, and its impact on the global market, economic and environmental conditions generally and in the digital and communications technology, wellness infrastructure and hospitality real estate, other commercial real estate equity and debt, and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments; whether we will successfully execute our strategic transformation to become a digital infrastructure and real estate focused company within the timeframe contemplated or at all, and the impact of such transformation on the Company's legacy portfolios and assets, including whether such transformation will be consistent with the Company’s REIT status; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the Company's ability to complete anticipated monetizations of non-core assets within the timeframe and on the terms contemplated, if at all; the impact of the completion of the sale of the Company's hospitality portfolios and whether we will realize the anticipated benefits of our exit from our hospitality business; the impact of completed or anticipated initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our company's growth and earnings profile; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital Other and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; the ability to realize anticipated strategic and financial benefits from terminating the management agreement with Brightspire Capital, Inc. (NYSE:BRSP; formerly, Colony Credit Real Estate, Inc. or CLNC); the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy any proceeds received from the sale of our non-digital or other legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as BRSP) to execute their business strategies; BRSP's trading price and its impact on the carrying value of the Company's investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the impact of adverse conditions affecting a specific asset class in which we have investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; stability of the capital structure of our wellness infrastructure portfolio and remaining hospitality portfolio; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the COVID-19 pandemic, and the impact on the commercial real estate or real-estate related sectors; the impact of legislative, regulatory and competitive changes; actions, initiatives and policies of the U.S. and non-U.S. governments and changes to U.S. or non-U.S. government policies and the execution and impact of these actions, initiatives and policies; whether we will maintain our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to do so; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, each under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. The Company has not independently verified such statistics or data. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially.

39 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. FFO: The Company calculates funds from operations (FFO) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) extraordinary items, as defined by GAAP; (ii) gains and losses from sales of depreciable real estate; (iii) impairment write-downs associated with depreciable real estate; (iv) gains and losses from a change in control in connection with interests in depreciable real estate or in-substance real estate, plus (v) real estate-related depreciation and amortization; and (vi) including similar adjustments for equity method investments. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity method investments, as well as equity and debt securities, as applicable. Core FFO: The Company computes core funds from operations (Core FFO) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) equity-based compensation expense; (ii) effects of straight-line rent revenue and expense; (iii) amortization of acquired above- and below-market lease values; (iv) debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts; (v) non-real estate depreciation, amortization and impairment; (vi) restructuring and transaction-related charges; (vii) non-real estate loss (gain), fair value loss (gain) on interest rate and foreign currency hedges, and foreign currency remeasurements except realized gain and loss from the Digital Other segment; (viii) net unrealized carried interest; and (ix) the tax effect on certain of the foregoing adjustments. The Company’s Core FFO from its interest in BrightSpire Capital, Inc. (NYSE: BRSP) represented the cash dividends declared in the reported period. The Company excluded results from discontinued operations in its calculation of Core FFO and applied this exclusion to prior periods. Beginning with the first quarter 2021, the Company revised the computation of Core FFO and applied this revised computation methodology to prior periods presented. FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs, and such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO exclude depreciation and amortization and capture neither the changes in the value of the Company’s properties that resulted from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. FFO and Core FFO should be considered only as supplements to GAAP net income as a measure of the Company’s performance. Additionally, Core FFO excludes the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance DigitalBridge Operating Company, LLC (DBRG OP): DBRG OP is the operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. The Company is the sole managing member of, and directly owns approximately 90% of the common units in, DBRG OP. The remaining common units in DBRG OP are held primarily by current and former employees of the Company. Each common unit is redeemable at the election of the holder for cash equal to the then fair value of one share of the Company’s Class A common stock or, at the Company’s option, one share of the Company’s Class A common stock. DBRG OP share excludes noncontrolling interests in investment entities. Throughout this presentation, consolidated figures represent the interest of both the Company (and its subsidiary, the “DBRG OP”) and noncontrolling interests. Figures labeled as DBRG OP share represent the Company’s pro-rata share. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): The Company calculates Adjusted EBITDA by adjusting Core FFO to exclude cash interest expense, preferred dividends, tax expense or benefit, earnings from equity method investments, placement fees, realized carried interest and incentive fees and revenues and corresponding costs related to installation services. The Company uses Adjusted EBITDA as a supplemental measure of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and noncash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (“FRE”) / Adjusted EBITDA: The Company calculates FRE / Adjusted EBITDA for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense (excluding equity-based compensation), administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. FRE / Adjusted FRE is presented prior to the deduction for Wafra's 31.5% interest. Assets Under Management (AUM): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the reporting date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the reporting date. AUM further includes uncalled capital commitments, but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Fee-Earning Equity Under Management (FEEUM): Equity for which the Company provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Monthly Recurring Revenue (“MRR”): The Company defines MRR as revenue from ongoing services that is generally fixed in price and contracted for longer than 30 days. This presentation includes forward-looking guidance for certain non-GAAP financial measures, of guidance for Adjusted EBITDA or FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that including Adjusted EBITDA and FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this presentation. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation will be included in net income.

40